© 2008 Northern Trust Corporation
Service Expertise Integrity
Steven L. Fradkin
Executive Vice President &
Chief Financial Officer
BancAnalysts Association of Boston
27
th
Annual Fall Conference
“Building A New American Banking Paradigm”
November 6, 2008
NORTHERN TRUST
CORPORATION
EXHIBIT 99.1

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2007 financial annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

Integrity Expertise Service

Today’s Agenda:
“Building a New American Banking Paradigm”
The Changing Landscape
Commercial banks
Investment banks
The Business Model of Northern Trust
Attractive demographic markets
Focused strategy
Significant expertise
Organic growth
Conservative heritage

© 2008 Northern Trust Corporation Service Expertise Integrity The Changing Landscape

Integrity Expertise Service

The Changing Landscape in U.S. Financial Services…
Commercial Banks
Consolidation has accelerated
Business models are evolving
Investment Banks
Bear Stearns and Lehman Brothers failed
Merrill Lynch acquired by Bank of America
Goldman Sachs and Morgan Stanley change status to
bank holding companies
Significant Increase in Government / Regulatory Involvement

Integrity Expertise Service

…Much of Which Occurred over a Four Week Period
950
1100
1250
1400
Jan              Feb             Mar              Apr           May             Jun             Jul               Aug         Sept      Oct
S&P 500
9/7/08: U.S. Govt to
support Fannie Mae &
Freddie Mac
9/15/08: Lehman
Brothers declares
bankruptcy;
Bank of America
announces Merrill
Lynch acquisition
9/16/08: U.S. Govt
to support AIG
9/21/08: Goldman Sachs &
Morgan Stanley to become
bank holding companies
9/26/08: JPMorgan Chase
announces Washington
Mutual acquisition
10/3/08: Wells Fargo to
acquire Wachovia

© 2008 Northern Trust Corporation Service Expertise Integrity The Business Model of Northern Trust

Integrity Expertise Service

Client-centric and Highly Focused Business Model
Our Clients
Worldwide Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments

Integrity Expertise Service

Resisting the Temptation to Change Our Business Model
Credit Cards
Retail Banking
Consumer Lending
Venture Capital
Stock Transfer
DC Record Keeping
Investment Banking
Sub-Prime Mortgage Underwriting
Asset Backed Commercial Paper Conduits
Private Equity Bridge Financing
Discount Brokerage
American Depositary Receipts
Businesses Northern Trust is NOT in:

Integrity Expertise Service

Personal Financial Services
Extensive Reach in High Growth Affluent Market
85 PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides within
a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(19)
Illinois
(19)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Projected Annual
Household Growth Rates
2007 - 2012 by Household
Asset Size
7.1%
11.3%
15.5%
$1 - 5
MM
$5 - 200
MM
$200+
MM
Source: Claritas
Massachusetts (1)

Integrity Expertise Service

Personal Financial Services
Significant Expertise Allows Us to Address Clients’ Needs
Integrated approach and comprehensive capabilities.
Grow Assets
Proprietary and Third-party
Investment Managers
Active Index Strategies
Alternative Investments
Manage Risk
Asset Diversification
Single-stock Concentration
Hedging Strategies
Stock Option Planning
Tax Liability Management
Tax Sensitive Investing
Tax Loss Harvesting
Investment Vehicle Selection
Liquidity Management
Deposit Services
Custom Lending
Short Term Cash
Management Vehicles
Building and
Managing Wealth
Protecting and
Transferring Wealth
Protect and Preserve Wealth
Wealth Transfer Planning
Customized Trust Solutions
Transition Wealth
Estate Settlement Services
Guardianship Services
Plan for Special Assets
Family Business
Manage Non-Financial Assets
Creating a Legacy
Reinforce Family Values
Family Education
Family Mission Statement
Advanced Wealth Transfer
Strategies
Establish a Charitable
Giving Tradition
Implement a Tailored
Philanthropic Strategy
Balance Charitable Giving with
the Financial Needs of the Family
Ensure Tax-Efficiency of
Philanthropic Vehicles

Integrity Expertise Service

North America
Europe,
Middle East & Africa
Asia Pacific
Corporate & Institutional Services
Market Opportunities Continue to Grow
Total Market: $161 Trillion
(1)
Total Assets Under Custody Worldwide: $90 Trillion
(2)
(1) McKinsey & Company – Mapping the Global Capital Market, Fourth Annual Report, January 2008;
Excludes $6 trillion of South American assets
(2) YE 2007 competitor earnings releases & The Greensted Report, Fall 2007 – Top 10 custodians
$60 Trillion $60 Trillion
$41 Trillion
$56 Trillion
U.S.
$4 Trillion
Canada
$10 Trillion
U.K.
$43 Trillion
Western
Europe
$7 Trillion
Other
$19 Trillion
Japan
$14 Trillion
Emerging Asia
$8 Trillion
Other

Integrity Expertise Service

Corporate & Institutional Services
Full Array of Capabilities…
… to meet the needs of sophisticated institutional investors.
Fund accounting
Transfer agency
Corporate secretarial
Trustee
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Income collection
Corporate actions
Tax reclamation
Active
Quantitative
Investment outsourcing
Liability driven investing
Manager of managers
Hedge funds
Private equity
Transition management
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Commission management
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

Integrity Expertise Service

Corporate & Institutional Services
Strategically Positioned in Three Dynamic Regions
North America
Europe,
Middle East & Africa
Asia Pacific
Abu Dhabi
Dublin
Toronto
London
Limerick
Amsterdam
Luxembourg
Guernsey
Melbourne
Singapore
Hong Kong
Bangalore
Beijing
Tokyo
Jersey
Chicago

Integrity Expertise Service

Northern Trust Global Investments
A Diversified, World Class Investment Manager
$652.4 Billion
Assets Under Management as of September 30, 2008
A Diversified Asset Manager
$369 Billion
(57%)
Active
$249 Billion
(38%)
Quantitative
$34 Billion
(5%)
Manager of Managers
Across Asset Classes Across Client Segments
$511 Billion
Institutional
$141 Billion
Personal
Across Styles
Fixed Income
$95 Billion
(14%)
Other
$12 Billion
(2%)
Equities
$247 Billion
(38%)
Short
Duration
$298 Billion
(46%)

Integrity Expertise Service

Northern Trust Global Investments
Broad Array of Solutions for Personal and Institutional Clients
Source: Pensions & Investments 2008 Special Report on Asset Managers, data as of December 31, 2007.
*Multi-manager Ranking Source: Cerulli Associates, 2005
10
th
Largest Manager Worldwide Institutional Assets
5
th
Largest Manager U.S. Institutional Tax-Exempt Assets
3
rd
Largest Manager Defined Benefit Assets
3
rd
Largest Manager Multi-Manager -
U.S. Institutional Assets*
Markets
Served
Rankings
4
th
Largest Manager Passive Domestic Indexed Equity
3
rd
Largest Manager Passive Domestic Indexed Bonds
3
rd
Largest Manager Passive International Indexed Securities
Investment
Strategy

Integrity Expertise Service

Conservative Heritage
High Quality Balance Sheet Securities Portfolio
9/30/08
Securities – Available for Sale
U.S. Government $    20 nm
Obligations of States / Political Subdivisions 32 nm
Government Sponsored Agency 9,869 74%
Asset-Backed 1,800 13%
Other 475 4%
Total Securities – Available for Sale                           12,195 91%
Securities – Held to Maturity
Obligations of States / Political Subdivisions 805 6%
Government Sponsored Agency 37 nm
Other 300 2%
Total Securities – Held to Maturity 1,143 9%
Trading Account 9 nm
Total Securities $13,347 100%
($ Millions)
Composition
90% of Northern Trust’s total
securities portfolio composed of
triple-A rated securities
86% of Asset-Backed Securities
rated triple-A
Exposure to subprime Asset-
Backed securities relative to the
overall portfolio minimal at less
than 3%
62% of subprime Asset-Backed
Securities rated triple-A
Total gross unrealized losses on
Available for Sale securities
portfolio of only $200 million
% of
Total
All data is as of September 30, 2008.  Items may not total due to rounding.
High Quality, Short Duration Securities Portfolio

Integrity Expertise Service

Conservative Heritage
Diversified and High Quality Loan Portfolio
9/30/08
U.S.
Residential Real Estate $ 10.0 33%
Commercial 7.7 26%
Commercial Real Estate 2.9 10%
Personal 4.6 15%
Other 1.7 6%
Lease Financing 1.1 4%
Total U.S. 28.1 94%
Non-U.S. 1.7 6%
Total Loans and Leases             $ 29.9 100%
($ Billions)
Relationship-based lending practices
Nonperforming assets totaled $61.5 million
– the increase from the prior quarter
largely reflects the addition of only two
loans
Nonperforming assets represent only
0.21% of total outstanding loans
Nonperforming loans are covered
3.3 times by current credit loss reserves
Northern Trust does not:
Underwrite mortgage loans to
sub-prime borrowers
Lend directly to hedge funds
Provide bridge financing to
private equity deals
Offer an off-balance sheet commercial
paper conduit for client liquidity
% of
Total
Composition
All data is as of September 30, 2008.  Items may not total due to rounding.
Consistently Outstanding Credit Quality

Integrity Expertise Service

Credit Quality is notably better than peer averages in each category.
* Peer group consists of the 20 largest U.S. Bank Holding Companies in terms of total balance sheet assets.
September
30th
data includes 17 banks for which the data is currently available. Source: SNL Financial
Peer*
Average NTRS
0.21%
317%
0.01%
1.97%
113%
1.52%
Non-Performing Assets
as a % of Loans
Loan Loss Reserve as a
% of Non-Performing Assets
Net Charge-Offs to
Average Loans
As of September 30, 2008
Outstanding Credit Quality is a Differentiator

Integrity Expertise Service

Outstanding Capital Strength
$3.9
$4.9
$2.1
$3.3
$3.1
$2.9
$2.7
$3.6
$4.5
$2.3
1999 2000 2001 2002 2003 2004 2005 2006 2007 3Q08
COMMON EQUITY
($ Billions)
CAGR: +10%
Northern Trust Corporation
Tier 1 Capital Ratio 9.2% 6.0%
Total Risk-Based Ratio 11.4% 10.0%
Leverage Ratio 6.6% 5.0%
“Well
Capitalized”
CAPITAL RATIOS 9/30/08 Guideline
U.S. CAPITAL PURCHASE PROGRAM PARTICIPATION
As announced on October 27, the Treasury
intends to invest $1.5 billion in senior preferred
stock and related warrants in Northern Trust
In combination with our already strong capital
position, the additional capital will allow us to
maximize growth opportunities

© 2008 Northern Trust Corporation Service Expertise Integrity The Business Model of Northern Trust: Another Perspective

Integrity Expertise Service

How Important is Asset Allocation to Performance?
Sources: Standards & Poor's, Morgan Stanley Capital International, NAREIT, Hedge Fund Research, Venture Economics, Frank Russell, Lehman Brothers, JP Morgan, Federal
Reserve Indices: S&P 500: S&P 500; Int'l Equity: MS EAFE; Real Estate: NAREIT Equity REIT; Hedge: HFRI Fund of Funds; Private Equity: Venture Economics All PE; Midcap:
Russell 2500; Small Cap: Russell 2000; High Yield: LB High Yield; Government Bonds: LB US Government; Corporate Bonds: LB Aggregate; Int’l Bond: JP Morgan Global ex US;
Cash: 90 Day T-bill
Returns shown are those of leading indexes and assume the reinvestment of dividends or earnings. Returns do not reflect the deduction of any fees or expenses, except for the HFR
Fund of Funds Composite Index and Venture Economics Private Equity Index, which are shown net of fees and expenses. It is not possible to invest directly in an index. Performance for PE is reported on a lag basis.
2005
S&P 500
4.9%
Int'l Equity
14.0%
Govt. Bonds
2.8%
Real Estate
12.2%
Hedge
7.5%
Midcap
8.1%
High Yield
2.7%
Private Equity
22.6%
Small Cap
4.6%
Cash
3.3%
Corp Bond
2.4%
Int’l Bond
-9.2%
2003
Small Cap
47.3%
Cash
1.0%
S&P 500
28.7%
Int'l Equity
39.2%
Govt. Bonds
2.4%
Real Estate
37.2%
Midcap
45.5%
High Yield
29.0%
Hedge
11.5%
Private Equity
19.4%
Int’l Bond
18.6%
Corp Bond
4.1%
2004
Int'l Equity
20.7%
Cash
1.4%
Govt. Bonds
3.5%
Real Estate
31.6%
Small Cap
18.3%
High Yield
11.1%
S&P 500
10.9%
Hedge
6.4%
Midcap
18.3%
Private Equity
6.3%
Corp Bond
4.3%
Int’l Bond
12.0%
Govt. Bonds
11.5%
2002
S&P 500
-22.1%
Int'l Equity
-15.6%
Real Estate
3.8%
High Yield
-1.4%
Hedge
1.0%
Private Equity
-13.2%
Midcap
-17.8%
Small Cap
-20.5%
Cash
1.7%
Corp Bond
10.3%
Int’l Bond
22.1%
2001
Int'l Equity
-21.2%
Corp Bond
8.4%
S&P 500
-11.9%
Govt. Bonds
7.2%
Real Estate
13.9%
Small Cap
2.5%
High Yield
5.3%
Hedge
2.8%
Midcap
1.2%
Private Equity
-18.5%
Cash
3.4%
Int’l Bond
-3.6%
Govt. Bonds
13.2%
2000
Int'l Equity
-14.0%
S&P 500
-9.1%
Real Estate
26.4%
Private Equity
10.2%
Midcap
4.3%
Small Cap
-3.0%
Hedge
4.1%
High Yield
-5.9%
Int’l Bond
-2.5%
Cash
6.2%
Corp Bond
11.6%
1999
Govt. Bonds
-2.2%
Private Equity
70.8%
S&P 500
21.0%
Int'l Equity
27.3%
Hedge
26.5%
Midcap
24.2%
Small Cap
21.3%
High Yield
2.4%
Real Estate
-4.6%
Corp Bond
-0.8%
Cash
5.0%
Int’l Bond
-6.2%
1998
S&P 500
28.6%
Hedge
-5.1%
Int'l Equity
20.3%
Govt. Bonds
9.9%
Real Estate
-17.5%
Small Cap
-2.6%
High Yield
1.9%
Midcap
0.4%
Private Equity
16.4%
Int’l Bond
18.3%
Cash
5.0%
Corp Bond
8.7%
2006
Midcap
16.2%
Real Estate
35.0%
Int'l Equity
26.9%
Small Cap
18.4%
S&P 500
15.8%
High Yield
11.9%
Hedge
10.3%
Private Equity
7.2%
Int’l Bond
6.8%
Cash
5.0%
Corp Bond
4.3%
Govt. Bonds
3.5%
2007
Midcap
1.4%
Real Estate
-15.7%
Int'l Equity
11.6%
Small Cap
-1.6%
S&P 500
5.5%
High Yield
1.9%
Hedge
8.1%
Private Equity
8.0%
Int’l Bond
11.3%
Cash
4.7%
Corp Bond
7.0%
Govt. Bonds
8.7%

Integrity Expertise Service

“The Determinants of Portfolio Performance”
Brinson, Hood and Beebower, 1986.
Study
Examined how asset allocation choices affected 91 large
pension plan returns.
Conclusion
Most of the variation (94%) in returns is explained by
policies of asset mix, rather than individual stock picks.
Asset Allocation versus Stock Selection: The Origins
Implications
How does the notion of “Asset Allocation” reflect on the
“New American Banking Paradigm” and the business model
and strategic decisions of Northern Trust?

Integrity Expertise Service

Financial Services Industry: Asset Allocation Choices
Segments within the Financial Services Industry
Asset Management Firms
Banks and Thrifts
Capital Markets Firms
Commercial Finance
Consumer Lending
Insurance Brokers
Life & Health Insurance
Money Center Banks
Online Brokerages
P&C – Multi Line
P&C – Personal Lines
Private Banks
Processors
Reinsurance
Trust Banks

Integrity Expertise Service

Which financial services industry segments have the
best long-term performance and valuation
best long-term performance and valuation?
Financial Services Industry: Asset Allocation Choices
10 Yr
Average
Forward
PE
Score
10 Yr Average Performance Score
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0

Online Brokerages
Reinsurance
Consumer Lending
Private Banks
Processors
P&C - Multi Line
Trust Banks
Asset Mgt Firms
Insurance Brokers
Capital Mkts Firms
Money Center Banks
P&C - Personal Lines
Banks & Thrifts
Life & Health Insurance
Commercial Finance

Integrity Expertise Service

38.5%
24.2%
23.1%
21.2%
16.5%
14.6%
13.6%
13.2%
11.2%
8.0%
7.8%
10.2%
9.6% 9.6%
9.0%
Performance Metrics in Financial Services: Revenue Growth
10-Year Historical Average Annual Revenue Growth
Sources: Factset & SNL Financial

Consumer Lending
Private Banks
Banks & Thrifts
Trust Banks
Asset Mgt Firms
Money Center Banks
Capital Mkts Firms
Commercial Finance
Online Brokerages
Processors
Insurance Brokers
Reinsurance
P&C - Multi Line
P&C - Personal Lines
Life & Health Insurance

Northern Trust

Integrity Expertise Service

40.0%
34.7% 34.7%
33.5% 33.5%
30.2%
27.4%
24.8%
17.5%
12.0%
10.8%
14.5%
14.2%
12.5% 12.5%
Performance Metrics in Financial Services: Pre-Tax Margin
10-Year Historical Average Annual Pre-Tax Margin
Sources: Factset & SNL Financial

Asset Mgt Firms
Consumer Lending
Trust Banks
Money Center Banks
Processors
Insurance Brokers
Private Banks
Capital Mkts Firms
P&C - Personal Lines
Banks & Thrifts
P&C - Multi Line
Life & Health Insurance
Reinsurance
Commercial Finance
Online Brokerages

Northern Trust

Integrity Expertise Service

25.1%
20.7%
18.5%
17.2%
16.8% 16.8%
16.5% 16.5%
15.1%
9.7%
8.8%
14.7%
10.5%
9.9% 9.8%
Performance Metrics in Financial Services: Return on Equity
10-Year Historical Average Annual Return on Equity
Sources: Factset & SNL Financial

Integrity Expertise Service

Financial Services: Ranking Based on Performance Measures
Assigning a score to each of the three “Performance Measures” and then averaging the scores results in the following ranking by segment:
1. Consumer Lending
2. Asset Management Firms
3. Private Banks
4. Trust Banks
5. Processors
6. Insurance Brokers
7. Money Center Banks
8. Online Brokerages
9. Capital Markets Firms
10. Banks and Thrifts
11. Reinsurance
12. P&C – Multi Line
13. P&C – Personal Lines
14. Commercial Finance
15. Life & Health Insurance

Processors
Online Brokerages
Trust Banks
Asset Mgt Firms
Private Banks
Insurance Brokers
Banks & Thrifts
Capital Mkts Firms
Money Center Banks
P&C - Personal Lines
Life & Health Insurance
P&C - Multi Line
Commercial Finance
Consumer Lending
Reinsurance

Northern Trust

Integrity Expertise Service

22.6
22.5
19.3
17.3
15.9
15.8
13.5
12.5
12.1
11.1
8.5
11.8
11.6
11.5 11.4
Valuation Metric: Price to Earnings Ratio
10-Year Historical Average Forward Price to Earnings Ratio
Sources: Factset & SNL Financial

Integrity Expertise Service

Average Performance Score (1) vs. Average Price to Earnings Ratio (2)
Top Right Quadrant: Best Performing Financial Services Segments
____________________
Note: Higher scores imply stronger attributes in these categories.
(1) Average Performance Score is comprised of the average score of segment's 10 Year Historical Average Annual
Revenue Growth, 10 Year Historical Average Pre-Tax Margin and 10 Year Historical Average Annual ROE.
(2) Based on the segment's 10 Year Historical Average Forward P/E multiples.
10 Yr
Average
Forward
PE
Score
10 Yr Average Performance Score
Life & Health Insurance
Commercial Finance
P&C - Personal Lines
P&C - Multi Line
Reinsurance
Banks and Thrifts
Capital Markets Firms
Online Brokerages
Money Center Banks
Insurance Brokers
Processors
Trust Banks
Private Banks
Asset Management Firms
Consumer Lending
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0

Integrity Expertise Service

Average Performance Score (1) vs. Average Price to Earnings Ratio (2)
Northern Trust: Long-term, Strategic Asset Allocation
____________________
Note: Higher scores imply stronger attributes in these categories.
(1) Average Performance Score is comprised of the average score of segment's 10 Year Historical Average Annual
Revenue Growth, 10 Year Historical Average Pre-Tax Margin and 10 Year Historical Average Annual ROE.
(2) Based on the segment's 10 Year Historical Average Forward P/E multiples.
10 Yr
Average
Forward
PE
Score
10 Yr Average Performance Score
Life & Health Insurance
Commercial Finance
P&C - Personal Lines
P&C - Multi Line
Reinsurance
Banks and Thrifts
Capital Markets Firms
Online Brokerages
Money Center Banks
Insurance Brokers
Processors
Trust Banks
Private Banks
Asset Management Firms
Consumer Lending
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0

Integrity Expertise Service

Concluding Thoughts
Attractive Demographic Markets
Focused and Conservative Strategy
Significant Expertise
Organic Growth
Consistent Leadership and Philosophy
Northern Trust’s Business Model - Choices Matter

© 2008 Northern Trust Corporation
Service Expertise Integrity
Steven L. Fradkin
Executive Vice President &
Chief Financial Officer
BancAnalysts Association of Boston
27
th
Annual Fall Conference
“Building A New American Banking Paradigm”
November 6, 2008
NORTHERN TRUST
CORPORATION